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                                                                Exhibit 23(c)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Joint Proxy
Statement/Prospectus of UGI Corporation and Unisource Worldwide, Inc. on
Form S-4 of our report dated November 22, 1996, on our audit of the consolidated financial statements and financial statement schedules of UGI Corporation and subsidiaries for the year ended September 30, 1996. We also consent to the reference to our firm under the caption "Experts."




PRICEWATERHOUSECOOPERS LLP

/s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 25, 1999